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                                                                   Exhibit 10.19
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                               FIRST AMENDMENT TO
                                  VARIAN, INC.
                               OMNIBUS STOCK PLAN


          VARIAN, INC. (the "Company"), having established the Varian, Inc. Omnibus Stock Plan (the "Plan"), hereby amends the Plan as follows:

          1. Effective as of November 2, 2001, Section 4.1 of the Plan is amended and restated to read in its entirety as follows:

          4.1 Number of Shares. Subject to adjustment as provided in Section
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     4.3, the total number of Shares available for grant under the Plan shall not exceed 5,200,000, plus such number of Shares as are granted pursuant to substitute Options under Sections 5.3.3 and 9.3 in connection with the distribution of Shares to the stockholders of VAI. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

          2. Effective as of November 2, 2001, Section 4.3 of the Plan is amended and restated to read in its entirety as follows:

          4.3 Adjustments in Awards and Authorized Shares. In the event of any
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     merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limits of Sections 5.1, 6.1, 7.1 and
     8.1 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Options granted to Non-employee Directors pursuant to Section 9, the foregoing adjustments shall be made by the Board, and any such adjustments also shall apply to the future grants provided by Section
     9. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

          3. Effective as of November 2, 2001, Section 7.1 of the Plan is amended and restated to read in its entirety as follows:

          7.1 Grant of Restricted Stock. Subject to the terms and provisions of
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     the Plan, the Committee, at any time and from time to time, may grant
     Shares of Restricted Stock to Employees and Consultants in such amounts as the Committee, in its sole discretion, shall determine. The Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant, provided that pursuant to the Plan no more than 100,000 Shares in the aggregate may be (a) granted as Restricted Stock, and (b) issued pursuant to Performance Units and Performance Shares.

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          4. Effective as of November 2, 2001, Section 8.1 of the Plan is
amended and restated to read in its entirety as follows:

          8.1 Grant of Performance Units and Shares. Performance Units and
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     Performance Shares may be granted to Employees and Consultants at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant, provided that pursuant to the Plan no more than 100,000 Shares in the aggregate may be (a) issued pursuant to Performance Units and Performance Shares, and (b) granted as Restricted Stock.

          IN WITNESS WHEREOF, Varian, Inc., by its duly authorized officer, has executed this Amendment on the date indicated below.

                                  VARIAN, INC.



Dated:  November 2, 2001          By    /s/ A. W. Homan
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                                    Name:   A. W. Homan
                                    Title:  Secretary

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